EXHIBIT 10.2

THIRD AMENDMENT TO

AMENDED AND RESTATED GUARANTY AND SECURITY AGREEMENT

THIS THIRD AMENDMENT TO AMENDED AND RESTATED GUARANTY AND SECURITY AGREEMENT (this “Amendment”) is entered into as of March 10, 2016, by and among the Persons listed on the signature pages hereof as “Grantors” (each, a “Grantor” and collectively, the “Grantors”, together with Borrower (as defined below), the “Loan Parties”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Wells Fargo”), in its capacity as agent for each member of the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, “Agent”).

WHEREAS, Nuverra Environmental Solutions, Inc., a Delaware corporation (“Borrower”), Agent, and Lenders are parties to that certain Amended and Restated Credit Agreement dated as of February 3, 2014 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”);

WHEREAS, to guarantee and secure payment and performance of the Obligations under the Credit Agreement, the Loan Parties and Agent entered into that certain Amended and Restated Guaranty and Security Agreement, dated as of February 3, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), pursuant to which each Guarantor guaranteed the Obligations and each Loan Party granted to Agent, for the benefit of the Lenders, a security interest in substantially all of each Loan Party’s assets;

WHEREAS, Agent and the Loan Parties have agreed to amend the Security Agreement in certain respects.

NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Security Agreement.

2. Amendment. In reliance upon the representations and warranties of the Grantors set forth in Section 6 below and subject to the satisfaction of the conditions to effectiveness set forth in Section 5 below:

(a) Section 1(a) of the Security Agreement is hereby amended to amend and restate the defined term “Triggering Event” in its entirety to read as follows:

“Triggering Event” means, as of any date of determination, that (A) an Event of Default has occurred as of such date, or (B) after giving effect to the borrowing of any Revolving Loan and the contemporaneous uses of the proceeds thereof, the Loan Parties’ cash and Cash Equivalents exceed $1,000,000.

(b) Section 1(a) of the Security Agreement is hereby amended to delete the defined terms, “Controlled Account”, “Controlled Account Agreement”, “Controlled Account Bank”, and “Rescission” each in its entirety.

(c) Section 1(a) of the Security Agreement is hereby amended to add the following defined terms in the appropriate alphabetical order:

“Collection Account” means a Deposit Account of a Grantor which is used exclusively for deposits of collections and proceeds of Collateral and not as a disbursement or operating account upon which checks or other drafts may be drawn.

“Excluded Accounts” means Deposit Accounts specially and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for any Grantor’s or its Subsidiaries’ employees.

(d) Section 6(e) of the Security Agreement is hereby amended and restated to read in its entirety as follows:

(e) Set forth on Schedule 9 (as such Schedule may be updated from time to time subject to Section 7(k)(iii)) is a listing of all of Grantors’ and their Subsidiaries’ Collection Accounts, Deposit Accounts and Securities Accounts, including, with respect to each bank or securities intermediary (a) the name and address of such Person, and (b) the account numbers of the Collection Accounts, Deposit Accounts or Securities Accounts maintained with such Person.

(e) Section 7(c) of the Security Agreement is hereby amended and restated in its entirety to read as follows:

(c) Investment Control Agreements. Each Grantor shall obtain an authenticated Control Agreement with respect to all of such Grantor’s investment property;

(f) Section 7(k) of the Security Agreement is hereby amended and restated as follows:

(k) Controlled Accounts; Controlled Investments.

(i) Each Grantor shall establish and maintain cash management services of a type and on terms reasonably satisfactory to Agent at Wells Fargo or one or more of its Affiliates. Each Grantor shall take reasonable steps to (A) ensure that all of its Account Debtors forward payment of the amounts owed by such Account Debtors directly to a Collection Account of a Grantor, and (B) deposit or cause to be deposited promptly, and in any event no later than the first Business Day after the date of receipt thereof, all of such Grantor’s collections and proceeds of Collateral (including those sent directly by Account Debtors to such Grantor) into a Collection Account of a Grantor. Each Deposit Account (excluding any Excluded Account but including each Collection

Account) of a Grantor and each Securities Account of a Grantor shall be subject to a Control Agreement among such Grantor, the applicable bank or securities intermediary, and Agent, and no Grantor will permit any Investment consisting of cash, Cash Equivalents or amounts credited to a Deposit Account (excluding any Excluded Account) or a Securities Account to be maintained in a Deposit Account or Securities Account unless such Deposit Account or Securities Account, as applicable, is subject to a Control Agreement among such Grantor, the applicable bank or securities intermediary, and Agent.

(ii) Each Control Agreement shall provide, among other things, that (A) the applicable bank or securities intermediary will comply with any instructions originated by Agent directing the disposition of the funds in applicable Deposit Account or Securities Account subject to such Control Agreement, without further consent by the applicable Grantor, (B) the applicable bank or securities intermediary waives, subordinates, or agrees not to exercise any rights of setoff or recoupment or any other claim against the applicable Deposit Account or Securities Account other than for payment of its service fees and other charges directly related to the administration of such account and for returned checks or other items of payment, (C) with respect to each Collection Account, the applicable bank will forward, by daily sweep, all amounts in such Collection Account to the Agent’s Account, and (D) with respect to each Deposit Account (other than an Excluded Account or Collection Account) or Securities Account, the applicable bank or securities intermediary will forward, by daily sweep, all amounts in such account to the Agent’s Account upon written notice by Agent to the applicable bank or securities intermediary of an Event of Default (an “Activation Instruction”). Agent agrees not to issue an Activation Instruction with respect to any Deposit Account (other than an Excluded Account or Collection Account) or Securities Account unless a Triggering Event has occurred and is continuing at the times such Activation Instruction is issued. Agent agrees to use commercially reasonable efforts to rescind an Activation Instruction with respect to each Deposit Account (other than an Excluded Account or Collection Account) if, after the occurrence of such Triggering Event, (x) 90 consecutive days have passed during which no Event of Default has occurred and is continuing, or (ii) if Agent issued an Activation Instruction pursuant to clause (B) of the definition of Triggering Event, at such earlier date as Agent may elect in its sole discretion.

(g) Schedule 9 to the Security Agreement is hereby amended and restated in its entirety as set forth on Schedule 9 attached hereto.

(h) Schedule 10 to the Security Agreement, and each reference thereto in the Security Agreement, are hereby deleted in their entirety.

3. Effectiveness of Amendment; Continuing Effect. Except as expressly set forth in Section 2 above, nothing in this Amendment shall constitute a modification or alteration of the terms, conditions or covenants of the Security Agreement, the Credit Agreement or any other Loan Document, or a waiver of any other terms or provisions thereof, and the Security

Agreement, the Credit Agreement and the other Loan Documents shall remain unchanged and shall continue in full force and effect, in each case as amended hereby. This Amendment is a Loan Document.

4. Reaffirmation and Confirmation; Covenant. Each Grantor hereby ratifies, affirms, acknowledges and agrees that the Security Agreement and the other Loan Documents to which it is a party represent the valid, enforceable and collectible obligations of such Grantor (except as may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally), and further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Security Agreement or any other Loan Document. Each Grantor hereby agrees that this Amendment in no way acts as a release or relinquishment of the Liens and rights securing payments of the Obligations. The Liens and rights securing payment of the Obligations are hereby ratified and confirmed by each Grantor in all respects.

5. Conditions to Effectiveness. This Amendment shall become effective upon the satisfaction of each of the following conditions precedent, in each case satisfactory to Agent in all respects:

(a) Agent shall have received a copy of this Amendment executed and delivered by Agent and the Loan Parties; and

(b) no Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment.

6. Representations and Warranties. In order to induce Agent to enter into this Amendment, each Grantor hereby represents and warrants to Agent and Lenders that:

(a) after giving effect to this Amendment, all representations and warranties contained in the Loan Documents to which such Grantor is a party are true, correct and complete in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date of this Amendment, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true, correct and complete in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of such earlier date);

(b) no Default or Event of Default has occurred and is continuing; and

(c) this Amendment and the Loan Documents, as amended hereby, constitute legal, valid and binding obligations of each Grantor and are enforceable against such Grantor in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally.

7. Miscellaneous.

(a) Expenses. Borrower agrees to pay on demand all reasonable documented out-of-pocket costs and expenses of Agent (including reasonable attorneys’ fees) incurred in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided herein shall survive any termination of this Amendment and the Security Agreement as amended hereby.

(b) Choice of Law and Venue; Jury Trial Waiver; Reference Provision. Without limiting the applicability of any other provision of the Security Agreement or any other Loan Document, the terms and provisions set forth in Section 25 of the Security Agreement are expressly incorporated herein by reference.

(c) Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

GRANTORS:

NUVERRA ENVIRONMENTAL SOLUTIONS, INC., a Delaware corporation

By:	/s/ Mark Johnsrud
Name:	Mark Johnsrud
Title:	CEO

HECKMANN WATER RESOURCES CORPORATION

By:	/s/ Mark Johnsrud
Name:	Mark Johnsrud
Title:	CEO

Exhibit B

HECKMANN WATER RESOURCES (CVR), INC.

By:	/s/ Mark Johnsrud
Name:	Mark Johnsrud
Title:	CEO

1960 WELL SERVICES, LLC

By:	/s/ Mark Johnsrud
Name:	Mark Johnsrud
Title:	CEO

HEK WATER SOLUTIONS, LLC

By:	/s/ Mark Johnsrud
Name:	Mark Johnsrud
Title:	CEO

APPALACHIAN WATER SERVICES, LLC

By:	/s/ Mark Johnsrud
Name:	Mark Johnsrud
Title:	CEO

BADLANDS POWER FUELS, LLC, a Delaware limited liability company

By:	/s/ Mark Johnsrud
Name:	Mark Johnsrud
Title:	CEO

Signature Page Third Amendment to Amended and Restated Guaranty and Security Agreement

BADLANDS POWER FUELS, LLC, a North Dakota limited liability company

By:	/s/ Mark Johnsrud
Name:	Mark Johnsrud
Title:	CEO

LANDTECH ENTERPRISES, L.L.C.

By:	/s/ Mark Johnsrud
Name:	Mark Johnsrud
Title:	CEO

BADLANDS LEASING, LLC

By:	/s/ Mark Johnsrud
Name:	Mark Johnsrud
Title:	CEO

IDEAL OILFIELD DISPOSAL, LLC

By:	/s/ Mark Johnsrud
Name:	Mark Johnsrud
Title:	CEO

Signature Page Third Amendment to Amended and Restated Guaranty and Security Agreement

NUVERRA TOTAL SOLUTIONS, LLC

By:	/s/ Mark Johnsrud
Name:	Mark Johnsrud
Title:	CEO

NES WATER SOLUTIONS, LLC

By:	/s/ Mark Johnsrud
Name:	Mark Johnsrud
Title:	CEO

HECKMANN WOODS CROSS, LLC

By:	/s/ Mark Johnsrud
Name:	Mark Johnsrud
Title:	CEO

Signature Page Third Amendment to Amended and Restated Guaranty and Security Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent

By:	/s/ Zachary S. Buchanan
Name:	Zachary S. Buchanan
Title:	AVP

Signature Page Third Amendment to Amended and Restated Guaranty and Security Agreement

SCHEDULE 9

COLLECTION ACCOUNTS, DEPOSIT ACCOUNTS AND SECURITIES ACCOUNTS

Exhibit B